Item 12(b):

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: ROYCE FOCUS TRUST, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: September 3, 2009	/s/ Charles M. Royce
Charles M. Royce
President

Item 12(b):

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: ROYCE FOCUS TRUST, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: September 3, 2009	/s/ John D. Diederich
John D. Diederich
Chief Financial Officer